UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 25, 2008
DEL MONTE FOODS COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14335	13-3542950

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Market @ The Landmark
San Francisco, California		94105

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (415) 247-3000
N/A

(Former Name or Former Address, if Changed Since Last Report)
          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement
On April 25, 2008, Del Monte Corporation (“DMC”), a wholly-owned subsidiary of Del Monte Foods Company (“DMFC”), entered into an Amendment No. 4 (the “Amendment”) to the Credit Agreement dated as of February 8, 2005 among DMC, DMFC and the lender parties thereto and as previously amended as of January 20, 2006, May 19, 2006 and August 15, 2006 (as amended through and including April 25, 2008, the “Credit Agreement”).
The material terms of the Amendment are as follows:
•	The Amendment generally makes less restrictive the covenant limiting the ability of DMC and its subsidiaries to dispose of assets outside the ordinary course of business. Section 7.05(j) of the Credit Agreement sets forth an exception to this covenant. Prior to the Amendment, Section 7.05(j) provided that the aggregate fair market value of all property disposed of in reliance on Section 7.05(j) could not exceed $100 million in total from and after July 31, 2006. The Amendment removes this dollar limitation from the exception to the covenant and adds a requirement that DMC must be in pro forma financial covenant compliance after any disposition made in reliance on such exception. Requirements as to cash consideration and fair market value with respect to any such disposition are unchanged by the Amendment.

•	The Amendment requires that 100% of the net cash proceeds from certain major asset dispositions (defined generally as dispositions involving net cash proceeds in excess of $100 million that are consummated pursuant to a definitive agreement entered into by DMFC or any of its subsidiaries, including DMC, on or after April 1, 2008 but prior to December 31, 2008) be used to make a mandatory prepayment of indebtedness incurred under the Credit Agreement.

•	The Amendment makes less restrictive the financial covenants requiring that a specified Total Debt Ratio (as defined in the Credit Agreement) not be exceeded and a specified Fixed Charge Coverage Ratio (as defined in the Credit Agreement) be attained. DMC’s primary reason for seeking the change in financial covenants related to fiscal 2009 and beyond.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement, Amendment No. 1 to the Credit Agreement, Amendment No. 2 to the Credit Agreement, Amendment No. 3 to the Credit Agreement, and the Amendment, copies of which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, and 10.5, respectively, to this Report and are incorporated herein by this reference.
DMC paid amendment fees to lender parties approving the Amendment and an arrangement fee to Bank of America, N.A., as administrative agent, in connection with the Amendment.

Certain of the lender parties to the Credit Agreement and their respective affiliates have performed, and may in the future perform, various commercial banking, investment banking, cash management, hedging, financial advisory and other services for DMFC and its subsidiaries, including DMC, for which they have received, and will receive, customary fees and expenses.
Section 9 – Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit	Description

10.1	Credit Agreement, dated as of February 8, 2005, among Del Monte Corporation, as borrower, Del Monte Foods Company, as guarantor, certain lenders, Morgan Stanley Senior Funding, Inc., as Syndication Agent, JPMorgan Chase Bank, N.A., Harris Trust and Savings Bank and Suntrust Bank, as Co-Documentation Agents, Banc of America Securities LLC, Morgan Stanley Senior Funding Inc. and JPMorgan Securities, Inc. as Joint Lead Arrangers and Joint Book Managers and Bank of America, N.A., as Administrative Agent (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed February 11, 2005 with respect to events of February 8, 2005)

10.2	Amendment No. 1 among Del Monte Corporation, Del Monte Foods Company and the lender and agent parties thereto dated January 20, 2006 to the Credit Agreement (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed January 24, 2006)

10.3	Amendment No. 2 among Del Monte Corporation, Del Monte Foods Company and the lender and agent parties thereto dated May 19, 2006 to the Credit Agreement (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed May 24, 2006)

10.4	Amendment No. 3 among Del Monte Corporation, Del Monte Foods Company and the lender and agent parties thereto dated August 15, 2006 to the Credit Agreement (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed August 16, 2006)

*10.5	Amendment No. 4 among Del Monte Corporation, Del Monte Foods Company and the lender and agent parties thereto dated April 25, 2008 to the Credit Agreement

* filed herewith

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Del Monte Foods Company
Date: April 25, 2008	By:	/s/ Richard L. French
		Name:	Richard L. French
		Title:	Senior Vice President, Chief Accounting Officer and Controller

EXHIBIT INDEX

Exhibit	Description

10.1	Credit Agreement, dated as of February 8, 2005, among Del Monte Corporation, as borrower, Del Monte Foods Company, as guarantor, certain lenders, Morgan Stanley Senior Funding, Inc., as Syndication Agent, JPMorgan Chase Bank, N.A., Harris Trust and Savings Bank and Suntrust Bank, as Co-Documentation Agents, Banc of America Securities LLC, Morgan Stanley Senior Funding Inc. and JPMorgan Securities, Inc. as Joint Lead Arrangers and Joint Book Managers and Bank of America, N.A., as Administrative Agent (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed February 11, 2005 with respect to events of February 8, 2005)

10.2	Amendment No. 1 among Del Monte Corporation, Del Monte Foods Company and the lender and agent parties thereto dated January 20, 2006 to the Credit Agreement (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed January 24, 2006)

10.3	Amendment No. 2 among Del Monte Corporation, Del Monte Foods Company and the lender and agent parties thereto dated May 19, 2006 to the Credit Agreement (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed May 24, 2006)

10.4	Amendment No. 3 among Del Monte Corporation, Del Monte Foods Company and the lender and agent parties thereto dated August 15, 2006 to the Credit Agreement (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed August 16, 2006)

*10.5	Amendment No. 4 among Del Monte Corporation, Del Monte Foods Company and the lender and agent parties thereto dated April 25, 2008 to the Credit Agreement

* filed herewith

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